UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 31, 2006
CONNETICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27406	94-3173928

(State or Other	(Commission File	(IRS Employer Identification
Jurisdiction of	No.)	No.)
Incorporation)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices)(zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
     On January 31, 2006, Connetics Corporation (the “Company”) entered into a Consulting Agreement with David Cohen, MD, a member of the Company’s Board of Directors. Under the terms of the Consulting Agreement, in addition to his service on the Board, Dr. Cohen will serve as a consultant to the Company through December 31, 2006, unless the Consulting Agreement is earlier terminated. Under the terms of the Consulting Agreement, Dr. Cohen will receive an annual consulting fee of $50,000.00 in exchange for his consulting services.
     A copy of the Consulting Agreement dated January 31, 2006 between Dr. Cohen and the Company is attached to this report as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.
     In addition, Connetics and Dr. Cohen entered into a Change of Control Agreement dated January 31, 2006, the form of which is attached as Exhibit 10.13 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on June 20, 2005 (Registration Statement No. 333-125982) and is incorporated into this Item 1.01 by reference.
Item 9.01     Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.		Description

10.1		Consulting Agreement between Dr. Cohen and the Company dated January 31, 2006.

10.2	*	Form of Change of Control Agreement between Dr. Cohen and the Company dated January 31, 2006 (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 2005 (Registration Statement No. 333-125982)).

*	Incorporated by reference to the previous filing, as indicated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

Date: February 3, 2006

EXHIBIT INDEX

Exhibit No.		Description

10.1		Consulting Agreement between Dr. Cohen and the Company dated January 31, 2006.

10.2	*	Form of Change of Control Agreement between Dr. Cohen and the Company dated January 31, 2006 (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 2005 (Registration Statement No. 333-125982)).

*	Incorporated by reference to the previous filing, as indicated.